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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



              Date of Report (date of earliest event reported):
                              November 15, 1994

                        DSC COMMUNICATIONS CORPORATION
           --------------------------------------------------------
           (Exact name of registrant as specified in its character)

     DELAWARE                     0-10018                    54-1025763
 -----------------          ---------------------          -------------------
  (State or other           (Commission File No.)           (IRS Employer
   jurisdiction                                            Identification No.)
 of incorporation)

                                1000 Coit Road
                              Plano, Texas 75075
- --------------------------------------------------------------------------------
        (Address of principal executive offices)      (zip code)

                                (214) 519-3000
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             (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On November 15, 1994 (the "Closing Date"), DSC Communications Corporation, a
Delaware corporation ("DSC"), completed the acquisition of NKT Elektronik A/S, a corporation organized and existing under the laws of the Kingdom of Denmark
("NKTE"), pursuant to a Stock Purchase Agreement, as amended, (the "Agreement") with NKT Holdings A/S, a corporation organized and existing under the laws of the Kingdom of Denmark (the "Seller"). The Agreement provided for DSC to purchase all of the outstanding capital stock of NKTE from the Seller for $146,900,000 (the "Purchase Price") in cash. The amount of consideration paid to the Seller was determined through arm's length negotiations between DSC and the Seller and was funded using DSC's existing cash and proceeds from short-term borrowings secured by DSC's existing marketable securities. In connection with DSC's purchase of NKTE, DSC entered into a five year
Noncompetition Agreement with the Seller pursuant to which the Seller agreed not to compete with NKTE in the fiber optical telecommunications equipment business. In addition, seven percent of the Purchase Price was escrowed to secure the Seller's indemnification obligations under the Agreement in accordance with the terms of the Escrow Agreement.

NKTE, located in Copenhagen, Denmark, designs, develops, manufactures, sells and services a family of optical line transmission systems and is a supplier of Synchronous Digital Hierarchy (SDH) optical transmission equipment. NKTE also develops and manufactures optical fiber amplifiers and advanced network management systems, featuring Telecommunication Management Network (TMN) capabilities. DSC intends to continue the operation of the business of NKTE as conducted prior to the Closing Date.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.  It is impracticable to
          -------------------------------------------
file the financial statements required by this Item 7(a) at this time because such statements are not available. DSC will file such statements as soon as practicable, but not later than January 29, 1995.

     (b)  Pro Forma Financial Information.  It is impracticable to file the pro
          -------------------------------
forma financial information required by this Item 7(b) at this time because such information is not available. DSC will file such information as soon as practicable, but not later than January 29, 1995.

     (c)  Exhibits.
          --------

2.0  Stock Purchase Agreement By and Among DSC Communications Corporation, NKT
     Holding A/S, and NKT Elektronik A/S dated as of October 20, 1994 incorporated herein by reference from the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1994

2.1  Amendment No. 1 to Exhibit 2.0





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
10.0  Noncompetition Agreement

10.1  Escrow Agreement

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DSC COMMUNICATIONS CORPORATION


Dated: November 30, 1994                      By: /s/ KENNETH R. VINES
                                                  -----------------------------
                                                  Kenneth R. Vines
                                                  Vice President and Controller,
                                                  duly authorized officer and
                                                  principal accounting officer





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                              INDEX TO EXHIBITS



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
                                                                                      SEQUENTIALLY
EXHIBIT                                                                                 NUMBERED
NUMBER                      DESCRIPTION                                                   PAGE
- -------                     -----------                                               ------------
 2.0     Stock Purchase Agreement By and Among DSC Communications Corporation, NKT
         Holding A/S, and NKT Elektronik A/S dated as of October 20, 1994 incorporated herein by reference from the Company's Quarterly Report on
         Form 10-Q for the quarterly period ended September 30, 1994

 2.1     Amendment No. 1 to Exhibit 2.0

10.0     Noncompetition Agreement

10.1     Escrow Agreement

